UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2023

SINTX Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33624	84-1375299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1885 West 2100 South

Salt Lake City, UT 84119

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (801) 839-3500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	SINT	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 7, 2023, SINTX Technologies, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain investors named therein (the “Purchasers”), and a placement agency agreement dated as of February 7, 2023 (the “PAA”) with Maxim Group LLC (the “Placement Agent”), pursuant to which the Company agreed to issue and sell to investors in the offering an aggregate of 2,150,000 Units (the “Offering”) consisting of (a)(i) 1,980,000 shares (the “Unit Shares”) of the Company’s Common Stock, par value $0.01 per share (the “Common Stock”) or (ii) 170,000 pre-funded warrants (the “Pre-Funded Warrants and each share of Common Stock underlying a Pre-Funded Warrant, a “Pre-Funded Warrant Share”) in lieu thereof to purchase up to 2,150,000 shares of Common Stock, (b) accompanying Common Stock purchase warrants to purchase up to 2,150,000 shares of Common Stock (the “Class C Warrants” and each share of Common Stock underlying a Class C Warrant, a “Class C Warrant Share”), and (c) accompanying Common Stock purchase warrants to purchase up to 1,075,000 shares of Common Stock (the “Class D Warrants” and each share of Common Stock underlying a Class D Warrant, a “Class D Warrant Share”). The aggregate proceeds to the Company from the Offering are expected to be approximately $12 million before deducting placement agent fees and other estimated offering expense payable by the Company, and excluding the proceeds, if any, from the exercise of the Pre-Funded Warrants or Class C or Class D Warrants. The offering is expected to close on February 10, 2023, subject to customary closing conditions.

Each Unit is being sold at a public offering price of $5.60. The Class C and Class D Warrants in the units will be immediately exercisable at a price of $5.60 per share. The Class C Warrants will expire five years from the date of issuance and the Class D Warrants will expire three years from the date of issuance. In addition, a holder may also effect an “alternative cashless exercise” on or after the earlier of (i) thirty (30) day anniversary of the effective date of the registration statement, and (ii) the date on which the aggregate composite trading volume of the common stock as reported by Bloomberg LP beginning on the first trading day after the effective date of the registration statement exceeds 4,500,000 shares. In such event, the aggregate number of shares of common stock issuable in such alternative cashless exercise shall equal the product of (x) the aggregate number of shares of common stock that would be issuable upon exercise of the Class C Warrant or Class D Warrant in accordance with the terms of such warrant if such exercise were by means of a cash exercise rather than a cashless exercise and (y) 0.40 with respect to the Class C Warrant or 0.80 with respect to the Class D Warrant.

Each Pre-Funded Warrant will be exercisable for one share of common stock at an exercise price of $0.0001 per share. The Pre-Funded Warrants will be immediately exercisable and may be exercised at any time until all of the Pre-Funded Warrants are exercised in full.

The Purchase Agreement and PAA contain customary representations, warranties and agreements by the Company, customary conditions to closing, and indemnification obligations of the Company and the Purchasers. The representations, warranties and covenants contained in the Purchase Agreement and PAA were made only for purposes of such agreements and as of a specific date, were solely for the benefit of the parties to such agreements, and may be subject to limitations agreed upon by the contracting parties.

The Company engaged Maxim Group LLC as the Company’s sole placement agent for the Offering pursuant to the PAA. Pursuant to the PAA, the Company agreed to pay the Placement Agent a cash placement fee equal to 7.0% of the gross proceeds of the Offering, plus reimbursement of certain expenses and legal fees. The Company also agreed to issue up to 86,000 Common Stock purchase warrants to the Placement Agent (the “Placement Agent Warrants”). The Placement Agent Warrants contain demand registration rights at the holder’s expense until the expiration of the Placement Agent Warrants and unlimited “piggyback” registration rights for a period of five years after the commencement of the offering, at the Company’s expense.

In conjunction with the closing of the Offering, the Company expects to enter into a Warrant Agency Agreement with American Stock Transfer & Trust Company, LLC (“AST”), pursuant to which AST will act as warrant agent with respect to warrants included in the units issued by the Company in the Offering. A copy of the Warrant Agency Agreement is filed as Exhibit 4.6 to this report and is incorporated by reference herein.

Copies of the forms of Pre-Funded Warrant, Class C Warrant, Class D Warrant and Placement Agent Warrant are filed hereto as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively. Copies of the forms of Purchase Agreement and PAA are filed hereto as Exhibits 10.1 and 10.2. The foregoing descriptions of the terms of the Warrant Agency Agreement, Pre-Funded Warrants, Class C Warrants, Class D Warrants, Placement Agent Warrants, the Purchase Agreement and the PAA are qualified in their entirety by reference to such exhibits.

Item 8.01 Other Events.

On February 7, 2023, the Company issued a press release announcing the Offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). Such forward-looking statements include but are not limited to statements about the Offering and other statements that are not historical facts. These forward-looking statements are subject to risks and uncertainties that may cause actual results or events to differ materially from those projected, including but not limited to the risks that the Offering does not occur when expected or at all because required conditions to closing are not satisfied on a timely basis or at all. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. The Company undertakes no obligation to publicly revise or update the forward-looking statements to reflect events or circumstances that arise after the date of this report.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Form of Pre-Funded Warrant (incorporated by reference to Exhibit 4.14 to the Registration Statement on Form S-1/A (File No. 333-269475) filed with the SEC on February 6, 2023)

4.2	Form of Class C Warrant (incorporated by reference to Exhibit 4.13 to the Registration Statement on Form S-1/A (File No. 333-269475) filed with the SEC on February 7, 2023)

4.3	Form of Class D Warrant (incorporated by reference to Exhibit 4.15 to the Registration Statement on Form S-1/A (File No. 333-269475) filed with the SEC on February 7, 2023)

4.4	Form of Placement Agent Warrant (incorporated by reference to Exhibit 4.16 to the Registration Statement on Form S-1/A (File No. 333-269475) filed with the SEC on February 6, 2023)

4.5	Form of Warrant Agency Agreement

10.1	Form of Securities Purchase Agreement

10.2	Form of Placement Agent Agreement (incorporated by reference to Exhibit 10.25 to the Registration Statement on Form S-1/A (File No. 333-269475) filed with the SEC on February 6, 2023)

99.1	Press Release dated February 7, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINTX Technologies, Inc.

Date:	February 9, 2023	By:	/s/ B. Sonny Bal
B. Sonny Bal
Chief Executive Officer